Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbarnes-Oxley Act of 2002, I, Steven S. Myers, as Chief Executive Officer of SM&A (the “Company”) hereby certify that, based on my knowledge:

     1) the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2004 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 22, 2004	/s/ STEVEN S. MYERS

Steven S. Myers
Chairman and Chief Executive Officer

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